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                                                                    Exhibit 99.4


NATIONAL CITY(R)
FOLLOW YOUR OWN LEAD(R)

                                                                       [PICTURE]
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                                NATIONAL CITY(R)



                                 FOURTH QUARTER

                                      AND

                                  YEAR-END 2000

                            INVESTOR CONFERENCE CALL




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NATIONAL CITY(R)
FOLLOW YOUR OWN LEAD(R)
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FORWARD-LOOKING STATEMENTS

The presentation and the oral statements relating to the following presentation contain certain forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) including those referencing any future financial performance that are based on the beliefs of National City's management as well as assumptions made by and information currently available to National City's management. Such statements reflect the view of National City's management as of the date of preparation of this presentation. Such forward-looking statements involve significant risks and uncertainties, including changes in general economic and financial market conditions, and the Corporation's ability to execute its business plans. Other factors that could cause or contribute to such differences are changes in competitive conditions, continuing consolidation in the financial services industry and pending or threatened litigation. Although National City believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

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NATIONAL CITY(R)
FOLLOW YOUR OWN LEAD(R)
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TEN LARGEST NPAS
AS OF DECEMBER 31, 2000

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
$000s                                                   Amount         %
Industry                Classification                Outstanding  Total NPAs
--------                --------------                -----------  ----------

Healthcare              Commercial                      $29,159       7.2%
Lodging                 Non-Residential Real Estate      17,229       4.3%
Individual              Commercial                       12,588       3.1%
Waste Management        Commercial                       10,073       2.5%
Leasing Company         Commercial                        7,905       2.0%
Contractor              Commercial                        5,700       1.4%
Plastics                Commercial                        4,634       1.2%
Healthcare              Commercial                        4,588       1.1%
Apparel/Accessories     Commercial                        3,929       1.0%
Healthcare              Commercial                        3,912       1.0%
                                                        -------    -------
                                                        $99,717      24.8%

Total Nonperforming Assets                             $402,285     100.0%   61 bps

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NATIONAL CITY(R)
FOLLOW YOUR OWN LEAD(R)
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NATIONALLY SYNDICATED LEVERAGED LENDING

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As of December 31, 2000

    Commitments                                 $  2.7 billion
    Outstandings                                $  1.7 billion

    Number of Accounts                                   176
    Avg. Commitment per Account                 $15.1 million
    Avg. Outstanding per Account                $  9.8 million

    New Deals in 2000                                     65
    Deals in Market                                    1,070
     (HLT Lead Arranger Tables per LPC)

    %NCC/Total HLTs                                      6.1%


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NATIONAL CITY(R)
FOLLOW YOUR OWN LEAD(R)
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"CORE OPERATING EARNINGS"

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Equals:

    Reported net income, adjusted for gains and losses:

         Bank Stock Fund

         Venture Capital

         Business Restructurings



                                                                         Slide 3
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NATIONAL CITY(R)
FOLLOW YOUR OWN LEAD(R)
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1999 CORE OPERATING EARNINGS

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
                                     $MM            P/S
                                  --------        -------
Reported net income               $1,405.5         $2.22
EPS/Concord/SVS sale gains           (87.0)
NPI divestitures and
  other losses                        87.4
                                  --------
                                       0.4
Bank stock and
  venture capital gains              (72.0)         (.11)
                                  --------         -----
1999 adjusted                     $1,333.9         $2.11


                                                                         Slide 4

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NATIONAL CITY(R)
FOLLOW YOUR OWN LEAD(R)
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2000 CORE OPERATING EARNINGS

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
                                     $MM            P/S
                                  --------        -------

Reported net income               $1,302.4         $2.13
Student loan gain                    (48.2)
Bond portfolio restructure            36.6
Auto lease exit                       16.9
Loan Zone and other                   15.7
                                  --------         -----
                                      21.0           .03
Bank stock and
  venture capital gains              (97.4)         (.16)
                                  --------         -----
2000 adjusted                     $1,226.0         $2.00


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NATIONAL CITY(R)
FOLLOW YOUR OWN LEAD(R)
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2001 CORE OPERATING EPS FORECAST

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                                                change

1999 adjusted                       $2.11

2000 adjusted                       $2.00         (5.2%)

2001 forecast:

   Core operating          $2.12 to $2.22      6 to 11%

Bank stock
and venture capital        $.09  to  $.11
                           -----    -----

   Reported                $2.21 to $2.33



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